Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill [Abstract]
Goodwill
13.	Goodwill

The changes in the carrying amount of goodwill for the years ended December 31, 2014 and 2015 were as follows:

	YY IVAS and
	others	100 Education	Total
	RMB	RMB	RMB

Balance as of December 31, 2013	1,577	-	1,577
Increase in goodwill related to acquisition (i)	2,527	296,275	298,802
Foreign currency translation adjustment	3	-	3
Balance as of December 31,2014	4,107	296,275	300,382

Increase in goodwill related to acquisition (i)	161,326	-	161,326
Impairment charges (ii)	(128,035)	(182,089)	(310,124)
Foreign currency translation adjustment	54	-	54
Balance as of December 31, 2015	37,452	114,186	151,638

(i) In December 2014, the Company purchased 100% equity interest of 100 Online and Dubooker. Goodwill of RMB195,893 was recognized in the segment of 100 Education from this business acquisition (Note 4).

In December 2014, the Company purchased 100% equity interest of Xingxue and Chuangzhi. Goodwill of RMB100,382 was recognized in the segment of 100 Education from this business acquisition (Note 4).

In February 2015, the Company purchased 70% equity interest of Beifu. Goodwill of RMB147,388 was recognized in the segment of YY IVAS and others from this business acquisition (Note 4).

Goodwill represents the synergy effects of the business combination

(ii) The Group performs its annual goodwill impairment test of each reporting unit as of October 1, or more frequently, if certain events or circumstances warrant. Events or changes in circumstances which might indicate potential impairment in goodwill include the company-specific factors, including, but not limited to, stock price volatility, market capitalization relative to net book value, and projected revenue, market growth and operating results.

The Company performed goodwill impairment tests to determine if goodwill impairment indicators existed as of 2014 year end, and the results of these tests indicated that the Company's goodwill was not impaired.

In June 2015, it was noted that 100 Online's financial and operational performance in the first half year of 2015 was behind the original budget resulting from unexpected fierce market competition and the resignation of a number of key personnel in 100 Online. Accordingly, the Group performed an interim assessment on the goodwill impairment related to 100 Online and recognized an estimated goodwill impairment charge of RMB110,699. Correspondingly, long-term payable amounting to RMB111,547 in relation to the contingent consideration was reversed.

In the annual goodwill impairment assessment, the Group has noted further impairment indicator for 100 Online as well as impairment indicator for Beifu as certain key personnel of 100 Online and Beifu resigned in the third quarter of 2015. Based on the result of the annual impairment assessment, for 100 Online, an impairment charge of RMB71,390 was recognised and correspondingly, long-term payable amounting to RMB73,618 in relation to the contingent consideration was reversed; For Beifu, an impairment charge of RMB128,035 was recognised and correspondingly, long-term payable amounting to RMB 107,306 in relation to the contingent consideration was reversed.

The above goodwill impairment assessments on 100 Online and Beifu weighted the results from the income approach and considered a combination of factors, including, but not limited to, market conditions, expected future cash flows, growth rates and discount rates, which require the Group to make certain estimates and assumptions regarding industry economic factors and future profitability of the business.